EXECUTION COPY







                                PLEDGE AGREEMENT



                                      AMONG

                                RAYTHEON COMPANY

                          BANK ONE TRUST COMPANY, N.A.,

                      AS COLLATERAL AGENT, CUSTODIAL AGENT

                           AND SECURITIES INTERMEDIARY



                                       AND



                              THE BANK OF NEW YORK,

                           AS PURCHASE CONTRACT AGENT



                             DATED AS OF MAY 9, 2001



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                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I.  DEFINITIONS

      SECTION 1.1.   Definitions.............................................2

ARTICLE II.  PLEDGE; CONTROL AND PERFECTION

      SECTION 2.1.   The Pledge..............................................6
      SECTION 2.2.   Control and Perfection..................................7

ARTICLE III.  DISTRIBUTIONS ON PLEDGED COLLATERAL


ARTICLE IV.  SUBSTITUTION, RELEASE, REPLEDGE AND SETTLEMENT OF
                  PLEDGED SECURITIES

      SECTION 4.1.   Creation of Stripped Units.............................10
      SECTION 4.2.   Reestablishment of Normal Units........................12
      SECTION 4.3.   Termination Event......................................14
      SECTION 4.4.   Early Settlement; Merger Early Settlement..............14
      SECTION 4.5.   Remarketing; Application of Proceeds; Settlement.......15

ARTICLE V.  VOTING RIGHTS -- TRUST PREFERRED SECURITIES


ARTICLE VI.  RIGHTS AND REMEDIES; DISTRIBUTION OF THE SUBORDINATED NOTES;
                  TAX EVENT REDEMPTION

      SECTION 6.1.   Rights and Remedies of the Collateral Agent............17
      SECTION 6.2.   Distribution of the Subordinated Notes.................18
      SECTION 6.3.   Substitutions..........................................19
      SECTION 6.4.   Tax Redemption.........................................19

ARTICLE VII .  REPRESENTATIONS AND WARRANTIES; COVENANTS

      SECTION 7.1.   Representations and Warranties.........................22
      SECTION 7.2.   Covenants..............................................22

ARTICLE VIII .  THE COLLATERAL AGENT, CUSTODIAL AGENT AND SECURITIES
                  INTERMEDIARY

      SECTION 8.1.   Appointment, Powers and Immunities.....................23
      SECTION 8.2.   Instructions of the Company............................24
      SECTION 8.3.   Reliance by Collateral Agent...........................24
      SECTION 8.4.   Rights in Other Capacities.............................25


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      SECTION 8.5.   Non-Reliance on Collateral Agent.......................25
      SECTION 8.6.   Compensation and Indemnity.............................25
      SECTION 8.7.   Failure to Act.........................................26
      SECTION 8.8.   Resignation of Collateral Agent, Custodial Agent
                        or Securities Intermediary..........................26
      SECTION 8.9.   Right to Appoint Agent or Advisor......................27
      SECTION 8.10.  Survival...............................................27
      SECTION 8.11.  Exculpation............................................27

ARTICLE IX.  AMENDMENT

      SECTION 9.1.   Amendment Without Consent of Holders...................28
      SECTION 9.2.   Amendment with Consent of Holders......................28
      SECTION 9.3.   Execution of Amendments................................29
      SECTION 9.4.   Effect of Amendments...................................29
      SECTION 9.5.   Reference to Amendments................................29

ARTICLE X.  MISCELLANEOUS

      SECTION 10.1.   No Waiver.............................................29
      SECTION 10.2.   GOVERNING LAW.........................................29
      SECTION 10.3.   Notices...............................................30
      SECTION 10.4.   Successors and Assigns................................30
      SECTION 10.5.   Counterparts..........................................31
      SECTION 10.6.   Severability..........................................31
      SECTION 10.7.   Expenses, Etc.........................................31
      SECTION 10.8.   Security Interest Absolute............................31
      SECTION 10.9.   Waiver of Jury Trial..................................32


EXHIBIT A         Instruction from Holder to Purchase Contract Agent

EXHIBIT B         Instruction from Purchase Contract Agent to Collateral
                  Agent and Securities Intermediary

EXHIBIT C         Instruction from Property Trustee to Securities
                  Intermediary and Collateral Agent

EXHIBIT D         Instruction to Custodial Agent Regarding Remarketing

EXHIBIT E         Instruction to Custodial Agent Regarding Withdrawal
                  from Remarketing

EXHIBIT F         Instruction from the Company or Trust to Collateral
                  Agent and Securities Intermediary




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                                PLEDGE AGREEMENT

            PLEDGE AGREEMENT, dated as of May 9, 2001 (this "Agreement"), among Raytheon Company, a Delaware corporation (the "Company"), Bank One Trust Company, N.A., a national banking association (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent") and as "securities intermediary" as defined in Section 8-102(a)(14) of the Code (as defined herein) (in such capacity, together with its successors in such capacity, the "Securities Intermediary"), and The Bank of New York, not individually but solely as purchase contract agent and as attorney-in-fact of the Holders from time to time of the Securities (as hereinafter defined) (in such capacity, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement (as hereinafter defined).

                                    RECITALS

            The Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Contract Agreement"), pursuant to which there are being issued up to 15,000,000 Units of the Company (17,250,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement (as defined in the Declaration) is exercised in full), having a Stated Amount of $50 per Unit, all of which will initially be Normal Units.

            Each Normal Unit will be comprised of (a) a stock purchase contract (the "Purchase Contract") under which the Holder will be required to purchase from the Company and the Company will be required to sell to such Holder not later than May 15, 2004 (the "Stock Purchase Date"), for $50.00, a number of shares of class B common stock, $0.01 par value per share (as such class may be reclassified, with the class A common stock, par value $0.01 per share, of the Company into one new class of common stock of the Company as set forth in the Prospectus under "Description of Our Class A and Class B Common Stock - Reverse/Forward Stock Split" and "Reclassification of our Existing Two Classes of Common Stock into a single New Class of Common Stock", the "Common Stock"), of the Company equal to the Settlement Rate (as defined below), and (b) either beneficial ownership of (x) a Trust Preferred Security (as defined below) or (y) following the remarketing of the Trust Preferred Securities in accordance with the Purchase Contract Agreement and the Remarketing Agreement (as defined below), the appropriate Treasury Consideration.

            In accordance with the terms of the Purchase Contract Agreement, a Holder of Normal Units may separate the Trust Preferred Securities or the appropriate Treasury Consideration, as applicable, from the related Purchase Contracts by substituting for such Trust Preferred Securities or the appropriate Treasury Consideration, as the case may be, Treasury Securities that will pay in the aggregate an amount equal to the aggregate Stated Amount (as defined below) of such Normal Units. Upon such separation, the Normal Units will become Stripped Units . Each Stripped Unit will be comprised of (a) a Purchase Contract under which the holder will purchase from the Company not later than the Stock Purchase Date, for $50.00, a number of shares of Common Stock of the Company equal to the Settlement Rate, and (b) a 1/20 undivided beneficial interest in a zero-coupon U.S. Treasury Security (CUSIP No. 912820BJ5)



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maturing on May 15, 2004 that will pay $1,000 on such maturity date (the
"Treasury Securities").

            Pursuant to the terms of the Declaration (as defined below), RC Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), will issue 15,000,000 (17,250,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full) of its 7.00% Trust Preferred Securities (the "Trust Preferred Securities") and common securities (the "Common Securities"), in each case having a stated liquidation value equal to the Stated Amount, in exchange for the 7.00% Subordinated Notes due May 15, 2006 of the Company issued by the Company pursuant to an Indenture.

            Pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders, from time to time, of the Securities have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided hereby of the Trust Preferred Securities, any Treasury Consideration and any Treasury Securities delivered in exchange therefor to secure each Holder's obligations under the related Purchase Contract, as provided herein and subject to the terms hereof. Upon such pledge, the Trust Preferred Securities, any Treasury Consideration and the Treasury Securities will be beneficially owned by the Holders but will be owned of record by the Purchase Contract Agent subject to the Pledge hereunder.

            Accordingly, the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent, on its own behalf and as attorney-in-fact of the Holders from time to time of the Securities, agree as follows:

                             ARTICLE I. DEFINITIONS

            SECTION 1.1.      Definitions.  For all purposes of this agreement,
            ------------------------------
except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

            (c) the following terms have the meanings assigned to them in the Purchase Contract Agreement: (i) Act, (ii) Affiliate, (iii) Agent-purchased Treasury Consideration, (iv) Beneficial Owner, (v) Certificate, (vi)Early Settlement, (vii) Early Settlement Amount, (viii) Failed Remarketing, (ix) First Supplemental Indenture, (x) Holder, (xi) Indenture, (xii) Merger Early Settlement, (xiii) Merger Early Settlement Amount, (xiv) Notes (xv) Normal Unit, (xvi) Opinion of Counsel, (xvii) Outstanding Securities, (xviii) Payment Date, (xix) Prospectus, (xx) Purchase Price, (xxi) Remarketing Agent, (xxii) Remarketing Agreement, (xxiii) Remarketing Date, (xxiv) Remarketing fee, (xxv)


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       Remarketing Value, (xxvi) Settlement Rate, (xvii) Stated Amount,
       (xxviii) Stripped Unit, (xxix) Subsequent Remarketing Date, (xxx) Termination Event, (xxxi)Treasury Consideration, (xxxii) Underwriting Agreement, and (xxxiii) Unit.

            "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Applicable Ownership Interest" has the meaning set forth in the Declaration.

            "Applicable Principal Amount" has the meaning set forth in the Declaration.

            "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

            "Business Day" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in The City of New York, the Commonwealth of Massachusetts or at a place of payment are authorized or required by law, regulation or executive order to close.

            "Code" has the meaning specified in Section 6.1 hereof.

            "Collateral" has the meaning specified in Section 2.1 hereof.

            "Collateral Account" means the securities account (number 205155-000) maintained at Bank One Trust Company, N.A. in the name "The Bank of New York, as Purchase Contract Agent on behalf of the holders of certain securities of RC Trust I and the Company, Collateral Account subject to the security interest of Bank One Trust Company, N.A., as Collateral Agent, for the benefit of Raytheon Company, as pledgee" and any successor account.

            "Collateral Agent" has the meaning specified in the first paragraph of this Agreement.

            "Common Stock" has the meaning specified in the Recitals.

            "Company" means the Person named as the "Company" in the first paragraph of this Agreement until a successor shall have become such, and thereafter "Company" shall mean such successor.

            "Custodial Agent" has the meaning specified in the first paragraph of this Agreement.

            "Declaration" means the Amended and Restated Declaration of Trust, dated as of May 9, 2001 among the Company, as sponsor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

            "Indenture Trustee" means The Bank of New York, a New York banking corporation, in its capacity as trustee under the Indenture (as defined in the Purchase Contract

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Agreement) until a successor is appointed thereunder, and thereafter means such successor trustee.

            "Intermediary" means any entity that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

            "Person" means a legal person, including any individual, estate, corporation, limited liability company, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity of any kind.

            "Pledge" has the meaning specified in Section 2.1 hereof.

            "Pledged Treasury Consideration" has the meaning specified in
Section 2.1 hereof.

            "Pledged Treasury Securities" has the meaning specified in Section
2.1 hereof.

            "Pledged Trust Preferred Securities" has the meaning specified in
Section 2.1 hereof.

            "Proceeds" means all interest, dividends, cash, instruments, securities, financial assets (as defined in Sections 8-102(a)(9) of the Code) and other property from time to time received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of the Collateral or any proceeds thereof.

            "Purchase Contract" has the meaning specified in the Recitals.

            "Purchase Contract Agent" has the meaning specified in the first paragraph of this Agreement.

            "Purchase Contract Agreement" has the meaning specified in the Recitals.

            "Quotation Agent" has the meaning set forth in the Declaration.

            "Redemption Amount" has the meaning set forth in the Declaration.

            "Redemption Price" has the meaning set forth in the Declaration.

            "Securities Intermediary" has the meaning specified in the first paragraph of this Agreement.

            "Security Entitlement" has the meaning set forth in Section 8-102(a)(17) of the Code.

            "Separate Trust Preferred Securities" means any Trust Preferred Securities that are not Pledged Trust Preferred Securities.

            "Stock Purchase Date" has the meaning specified in the Recitals.



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             "Subordinated Notes" has the meaning set forth in the Declaration.

             "Tax Event" means the receipt by the Company and the Trust of an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative decision, pronouncement, judicial decision or action interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the Closing Date, there is more than an insubstantial increase in the risk that (i) the Trust is, or within 90 days of the date of such opinion will be, subject to United States federal income tax with respect to income received or accrued on the Subordinated Notes, (ii) interest (or original issue discount) payable by the Company on the Subordinated Notes is not, or within 90 days of the date of such opinion will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or within 90 days of the date of such opinion will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "Tax Event Redemption" means that a Tax Event has occurred and is continuing and the Subordinated Notes have been called for redemption pursuant to the Indenture.

            "Tax Event Redemption Date" shall mean the date specified by the Company on which the Subordinated Notes are redeemed pursuant to a Tax Event Redemption pursuant to the Indenture.

            "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

            "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

            "Transfer" means, with respect to the Collateral and in accordance with the instructions of the Collateral Agent, the Purchase Contract Agent or the Holder, as applicable:

            (i) in the case of Collateral consisting of securities which cannot be delivered by book-entry or which the parties agree are to be delivered in physical form, delivery in appropriate physical form to the recipient accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

            (ii) in the case of Collateral consisting of securities maintained in book-entry form by causing a "securities intermediary" (as defined in Section 8-102(a)(14) of the Code) to (a) credit a "security entitlement" (as defined in Section 8-102(a)(17) of the Code) with respect to such securities to a "securities account" (as defined in Section 8-501(a) of the Code) maintained by or on behalf of the recipient and (b) to issue a confirmation to the recipient with respect to such credit. In the case of Collateral to be


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       delivered to the Collateral Agent, the Securities Intermediary shall be the securities intermediary and the securities account shall be the Collateral Account.

            "Treasury Portfolio" shall have the meaning set forth in the Declaration.

            "Trust" has the meaning specified in the Recitals.

            "Trust Preferred Securities" has the meaning specified in the Recitals.

            "Units" means the Normal Units and Stripped Units , as the case may be.


                   ARTICLE II. PLEDGE; CONTROL AND PERFECTION

            SECTION 2.1. The Pledge. The Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, and the Purchase Contract Agent, as such attorney-in-fact, hereby pledge and grant to the Collateral Agent, for the benefit of the Company, as collateral for the performance when due by such Holders of their respective obligations under the related Purchase Contracts, a security interest in all of the right, title and interest of the Purchase Contract Agent and such Holders (a) in (i) the Trust Preferred Securities, Treasury Consideration and Treasury Securities constituting a part of the Units, (ii) any Treasury Securities delivered in exchange for any Trust Preferred Securities or Treasury Consideration, as applicable, in accordance with Section 4.1 hereof, and (iii) any Trust Preferred Securities or Treasury Consideration, as applicable, delivered in exchange for any Treasury Securities in accordance with Section 4.2 hereof, in each case, that have been Transferred to or otherwise received by the Collateral Agent and not released by the Collateral Agent to such Holders under the provisions of this Agreement; (b) in the Collateral Account and all securities, financial assets, security entitlements, cash and other property credited thereto and all Security Entitlements related thereto; (c) in any Notes delivered to the Collateral Agent upon the occurrence of a winding up, liquidation or termination of the Trust as provided in Section 6.2; and (d) all Proceeds of the foregoing (all of the foregoing, collectively, the "Collateral"). Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Securities, shall cause the Trust Preferred Securities comprising a part of the Normal Units to be Transferred to the Collateral Agent for the benefit of the Company. Such Trust Preferred Securities shall be Transferred by physically delivering the global certificate representing such securities to the Securities Intermediary indorsed in blank and causing the Securities Intermediary to credit the Collateral Account with such securities and sending the Collateral Agent a confirmation of the deposit of such securities. Treasury Securities and Treasury Consideration, as applicable, shall be Transferred to the Collateral Account maintained by the Collateral Agent at the Securities Intermediary by book-entry transfer to the Collateral Account in accordance with the TRADES Regulations and other applicable law and by the notation by the Securities Intermediary on its books that a Security Entitlement with respect to such Treasury Securities or Treasury Consideration, has been credited to the Collateral Account. For purposes of perfecting the pledge under applicable law, including, to the extent applicable, the TRADES Regulations or the Uniform Commercial Code as adopted and in effect

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in any applicable jurisdiction, the Collateral Agent shall be the agent of the
Company as provided herein.

            The pledge provided in this Section 2.1 is herein referred to as the "Pledge" and the Trust Preferred Securities (or the Subordinated Notes that are delivered pursuant to Section 6.2), Treasury Consideration or Treasury Securities subject to the Pledge, excluding any Trust Preferred Securities (or the Subordinated Notes that are delivered pursuant to Section 6.2), Treasury Consideration or Treasury Securities released from the Pledge as provided in Sections 4.1 and 4.2, respectively, are hereinafter referred to as "Pledged Trust Preferred Securities," "Pledged Treasury Consideration" or the "Pledged Treasury Securities," respectively. Subject to the Pledge and the provisions of
Section 2.2, the Holders from time to time shall have full beneficial ownership of the Collateral. Whenever directed by the Collateral Agent acting on behalf of the Company, the Securities Intermediary shall have the right to reregister the Trust Preferred Securities or any other Securities held in physical form in its name.

            Except as may be required in order to release Trust Preferred Securities or Treasury Consideration, as applicable, in connection with a Holder's election to convert its investment from a Normal Unit to a Stripped Unit, or except as otherwise required to release Trust Preferred Securities as specified herein, neither the Collateral Agent, the Custodial Agent nor the Securities Intermediary shall relinquish physical possession of any certificate evidencing a Trust Preferred Security prior to the termination of this Agreement. If it becomes necessary for the Securities Intermediary to relinquish physical possession of a certificate in order to release a portion of the Trust Preferred Securities evidenced thereby from the Pledge, the Securities Intermediary shall use its best efforts to obtain physical possession of a replacement certificate evidencing any Trust Preferred Securities remaining subject to the Pledge hereunder registered to it or endorsed in blank within fifteen days of the date it relinquished possession. The Securities Intermediary shall promptly notify the Company and the Collateral Agent of the Securities Intermediary's failure to obtain possession of any such replacement certificate as required hereby.

            SECTION 2.2. Control and Perfection. (a) In connection with the Pledge granted in Section 2.1, and subject to the other provisions of this Agreement, the Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, hereby authorize and direct the Securities Intermediary (without the necessity of obtaining the further consent of the Purchase Contract Agent or any of the Holders), and the Securities Intermediary agrees, to comply with and follow any instructions and entitlement orders (as defined in Section 8-102(a)(8) of the Code) that the Collateral Agent may deliver upon the written direction of the Company with respect to the Collateral Account, the Collateral credited thereto and any Security Entitlements with respect to any thereof. In the event the Securities Intermediary receives from the Holders or the Purchase Contract Agent entitlement orders which conflict with entitlement orders received from the Collateral Agent, the Securities Intermediary shall follow the entitlement orders received from the Collateral Agent. Such instructions and entitlement orders may, without limitation, direct the Securities Intermediary to transfer, redeem, assign, or otherwise deliver the Trust Preferred Securities, the Treasury Consideration, the Treasury Securities, and any Security Entitlements with respect thereto or sell, liquidate or dispose of such assets through a broker designated by the Company, and to pay and deliver any income, proceeds or other funds derived therefrom to the Company. The Holders from time to time acting through


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the Purchase Contract Agent hereby further authorize and direct the Collateral
Agent, as agent of the Company, to, upon written direction of the Company, itself issue instructions and entitlement orders, and to otherwise take action, with respect to the Collateral Account, the Collateral credited thereto and any Security Entitlements with respect thereto, pursuant to the terms and provisions hereof, all without the necessity of obtaining the further consent of the Purchase Contract Agent or any of the Holders. The Collateral Agent shall be the agent of the Company and shall act as directed in writing by the Company. Without limiting the generality of the foregoing, the Collateral Agent shall issue entitlement orders to the Securities Intermediary when and as directed in writing by the Company.

            (b) The Securities Intermediary hereby confirms and agrees that: (i) all securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Securities Intermediary, or its nominee, indorsed to the Securities Intermediary, or its nominee, or in blank or credited to another Collateral Account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent, the Collateral Agent, the Company or any Holder, payable to the order of, or specially indorsed to, the Purchase Contract Agent, the Collateral Agent, the Company or any Holder except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank; (ii) all property delivered to the Securities Intermediary pursuant to this Pledge Agreement (including, without limitation, any Trust Preferred Securities, the Treasury Consideration or Treasury Securities) will be promptly credited to the Collateral Account; (iii) the Collateral Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Purchase Contract Agent as entitled to exercise the rights of any financial asset credited to the Collateral Account; (iv) the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Collateral Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the Code) of such other person; and
(v) the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Company, the Collateral Agent or the Purchase Contract Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in this Section 2.2.

            (c) The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Code.

            (d) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

            (e) The Purchase Contract Agent hereby irrevocably constitutes and appoints the Collateral Agent and the Company, with full power of substitution, as the Purchase Contract Agent's attorney-in-fact to take on behalf of, and in the name, place and stead of the Purchase Contract Agent and the Holders, any action necessary or desirable to perfect and to keep

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perfected the security interest in the Collateral referred to in Section 2.1.
The grant of such power-of-attorney shall not be deemed to require of the Collateral Agent any specific duties or obligations not otherwise assumed by the Collateral Agent hereunder. Notwithstanding the foregoing, in no event shall the Collateral Agent, Securities Intermediary or Purchase Contract Agent be responsible for the preparation or filing of any financing or continuation statements in the appropriate jurisdictions or responsible for maintenance or perfection of any Security Interest hereunder.

            (f) On the date of initial issuance of the Securities, the Company shall file in the Office of the Secretary of the State of New York, a financing statement signed by the Purchase Contract Agent, as attorney-in-fact for the Holders, as debtors, and the Collateral Agent, describing the Collateral.

                ARTICLE III. DISTRIBUTIONS ON PLEDGED COLLATERAL

            So long as the Purchase Contract Agent is the registered owner of the Pledged Trust Preferred Securities or Pledged Treasury Consideration, it shall receive all payments thereon. If the Pledged Trust Preferred Securities are reregistered, such that the Collateral Agent becomes the registered holder, all payments of the Stated Amount of or cash distributions on the Pledged Trust Preferred Securities and all payments of the principal of, or cash distributions on, any Pledged Treasury Consideration or Pledged Treasury Securities, that are received by the Collateral Agent and that are properly payable hereunder shall be paid by the Collateral Agent by wire transfer in same day funds:

            (i) In the case of (A) quarterly cash distributions on Normal Units which include Pledged Trust Preferred Securities or Pledged Treasury Consideration and (B) any payments with respect to any Trust Preferred Securities or Treasury Consideration, as the case may be, that have been released from the Pledge pursuant to Section 4.3, to the Purchase Contract Agent, for the benefit of the relevant Holders of the Normal Units, to the account designated by the Purchase Contract Agent for such purpose, no later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day);

            (ii) In the case of any payments with respect to any Treasury Securities that have been released from the Pledge pursuant to Section 4.3, to the Holders of the Stripped Units to the accounts designated by them in writing for such purpose no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 10:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day); and

            (iii) In the case of payments in respect of any Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date in accordance with the procedure set forth in Section 4.5(a) or 4.5(b), in full satisfaction of the respective obligations of the Holders under the related Purchase Contracts.

            All payments received by the Purchase Contract Agent as provided herein shall be applied by the Purchase Contract Agent pursuant to the provisions of the Purchase Contract Agreement. If, notwithstanding the foregoing, the Purchase Contract Agent shall receive any payments of the Stated Amount on account of any Trust Preferred Security or principal of any Treasury Consideration, as applicable, that, at the time of such payment, is a Pledged Trust Preferred Security or Pledged Treasury Consideration, as the case may be, or a Holder of a Stripped Unit shall receive any payments of principal on account of any Treasury Securities that, at the time of such payment, are Pledged Treasury Securities, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company (and promptly deliver the same over to the Company) for application to the obligations of the Holders under the related Purchase Contracts, and the Holders shall acquire no right, title or interest in any such payments of Stated Amount or principal so received.

                 ARTICLE IV. SUBSTITUTION, RELEASE, REPLEDGE AND
                        SETTLEMENT OF PLEDGED SECURITIES

            SECTION 4.1. Creation of Stripped Units(a) Substitution and Creation Prior to a Tax Event Redemption. So long as no Tax Event Redemption shall have occurred, and the Trust shall not have been wound up, liquidated, terminated or dissolved, then at any time on or prior to the second Business Day immediately preceding the Stock Purchase Date:

            (i) A Holder of Normal Units shall have the right to substitute Treasury Securities for the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, securing such Holder's obligations under the Purchase Contracts comprising a part of such Normal Units, in integral multiples of 20 Normal Units (or, after a remarketing of the Trust Preferred Securities, in integral multiples of Normal Units such that Treasury Securities to be deposited and the applicable Treasury Consideration to be released are in integral multiples of $1,000) by:

                  (A) Transferring to the Securities Intermediary for credit to the Collateral Account Treasury Securities, having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units;

                  (B) delivering such Normal Units to the Purchase Contract Agent; and

                  (C) delivering to the Purchase Contract Agent a written
            notice, substantially in the form of Exhibit A hereto, (I) stating that such Holder has Transferred Treasury Securities to the Securities Intermediary for the benefit of the Collateral Agent pursuant to clause (A) above (stating the principal amount, the maturities and the CUSIP numbers of the Treasury Securities Transferred by such Holder) and (II) requesting that the Purchase Contract Agent instruct the Securities Intermediary to release from the Pledge the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, related to such Normal Units and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (ii) Upon confirmation that such Treasury Securities have been credited to the Collateral Account and notice from the Holder, the Purchase Contract Agent shall promptly deliver a written notice to the Collateral Agent and the Securities Intermediary, substantially in the form of Exhibit B hereto, requesting that the Collateral Agent cause the Securities Intermediary to promptly release from the Pledge such Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (iii) Upon receipt of such Treasury Securities and the notice from the Purchase Contract Agent, the Collateral Agent shall cause the Securities Intermediary to promptly release from the Pledge the Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for the distribution to the Holder.

            (b) Creation of Stripped Units Upon Dissolution. So long as no Tax Event Redemption shall have occurred, but the Trust shall have been wound-up, liquidated or terminated, and, as a result, the Subordinated Notes have been substituted for the Trust Preferred Securities and have become a component of the Normal Units, then at any time on or prior to the seventh Business Day immediately preceding the Stock Purchase Date:

            (i) A Holder of Normal Units shall have the right to substitute Treasury Securities for such Subordinated Notes comprising a part of such Holder's Normal Units in integral multiples of 20 Normal Units by:

                  (A) Transferring to the Securities Intermediary for credit to the Collateral Account Treasury Securities having a value equal to the aggregate principal amount at maturity of such Subordinated Notes comprising such Normal Units;

                  (B) delivering such Normal Units to the Purchase Contract Agent; and

                  (C) delivering to the Purchase Contract Agent a written
            notice, substantially in the form of Exhibit A hereto, (I) stating that such Holder has Transferred Treasury Securities to the Securities Intermediary for the benefit of the Collateral Account (stating the principal amount, the maturities, the CUSIP numbers of the Treasury Securities Transferred by such Holder) and (II) requesting that the Purchase Contract Agent instruct the Securities Intermediary to release from the Pledge such Subordinated Notes comprising such Normal Units and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (ii) Upon confirmation that such Treasury Securities have been credited to the Collateral Account and notice from the Holder, the Purchase Contract Agent shall promptly deliver a written notice to the Collateral Agent and the Securities Intermediary, substantially in the form of Exhibit B hereto, requesting that the Collateral Agent cause the Securities Intermediary to promptly release from the Pledge such Subordinated Notes and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (iii) Upon receipt of such Treasury Securities and the notice from the Purchase Contract Agent, the Collateral Agent shall cause the Securities Intermediary to promptly release from the Pledge such Subordinated Notes comprising such Normal Units and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to such Holder.

            SECTION 4.2. Reestablishment of Normal Units(a) Reestablishment Prior to a Tax Event Redemption. So long as no Tax Event Redemption shall have occurred, and the Trust shall not have been wound up, liquidated or terminated or dissolved, then at any time on or prior to the second Business Day immediately preceding the Stock Purchase Date:

            (i) A Holder of Stripped Units shall have the right to reestablish Normal Units, consisting of the Purchase Contracts and Trust Preferred Securities, in integral multiples of 20 Normal Units (or after a remarketing of the Trust Preferred Securities pursuant to the Purchase Contract Agreement, consisting of the Purchase Contracts and the appropriate Treasury Consideration (identified and calculated by reference to the Treasury Consideration then comprising Normal Units) in integral multiples of Stripped Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000) by:

                  (A) Transferring to the Securities Intermediary for credit to the Collateral Account the number of Trust Preferred Securities or the appropriate aggregate principal amount of Treasury Consideration then comprising the Normal Units, as the case may be, in a liquidation amount or an aggregate principal amount equal to the value of the Pledged Treasury Securities to be released; and

                  (B) delivering such Stripped Units to the Purchase Contract Agent; and

                  (C) delivering to the Purchase Contract Agent a written
            notice, substantially in the form of Exhibit A hereto, (I) stating that such Holder has Transferred Trust Preferred Securities or Treasury Consideration to the Securities Intermediary for the benefit of the Collateral Agent pursuant clause (A) above and (II) requesting that the Purchase Contract Agent instruct the Securities Intermediary to release from the Pledge the Pledged Treasury Securities related to such Stripped Units, and Transfer the same, free and clear of any lien, claim or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (ii) Upon confirmation that such Trust Preferred Securities or Treasury Consideration have been credited to the Collateral Account and notice from the Holder, the Purchase Contract Agent shall promptly deliver a written notice to the Collateral Agent and the Securities Intermediary, substantially in the form of Exhibit B hereto, requesting that the Collateral Agent cause the Securities Intermediary to promptly release from the Pledge such Treasury Securities and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (iii) Upon receipt of such Trust Preferred Securities or Treasury Consideration, as the case may be, and the notice from the Purchase Contract Agent, the Collateral Agent shall cause the Securities Intermediary to promptly release from the Pledge the Pledged Treasury Securities and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to such Holder.

      (b) Reestablishment Upon Dissolution. So long as no Tax Event Redemption shall have occurred, but the Trust shall have been wound-up, liquidated or terminated, and, as a result, the Subordinated Notes have been substituted for the Trust Preferred Securities and have become a component of the Normal Units, then at any time on or prior to the seventh Business Day immediately preceding the Stock Purchase Date:

            (i) A Holder of Stripped Units shall have the right to reestablish Normal Units by substitution of such Subordinated Notes for Pledged Treasury Securities in integral multiples of 20 Stripped Units by:

                  (A) Transferring to the Securities Intermediary for credit to the Collateral Account Subordinated Notes having a principal amount equal to the value of such Pledged Treasury Securities;

                  (B) delivering such Stripped Units to the Purchase Contract Agent; and

                  (C) delivering to the Purchase Contract Agent a written
            notice, substantially in the form of Exhibit A hereto, (I) stating that such Holder has transferred such Subordinated Notes to the Securities Intermediary for the benefit of the Collateral Agent pursuant clause (A) above and (II) requesting that the Purchase Contract Agent instruct the Securities Intermediary to release from the Pledge the Pledged Treasury Securities related to such Stripped Units and Transfer the same, free and clear of any lien, claim or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (ii) Upon confirmation that such Subordinated Notes have been credited to the Collateral Account and notice from the Holder, the Purchase Contract Agent shall promptly deliver a written notice to the Collateral Agent and the Securities Intermediary, substantially in the form of Exhibit B hereto, requesting that the Collateral Agent cause the Securities Intermediary to promptly release from the Pledge the Pledged Treasury

            Securities and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (iii) Upon receipt of such Subordinated Notes and the notice from the Purchase Contract Agent, the Collateral Agent shall cause the Security Intermediary to promptly release from the Pledge such Pledged Treasury Securities and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to such Holder.

            SECTION 4.3. Termination Event. Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that there has occurred a Termination Event, the Collateral Agent shall release all Collateral from the Pledge and shall promptly Transfer all Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of the Holders of the Normal Units and the Stripped Units, respectively, free and clear of any lien, pledge or encumbrance.

            If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Trust Preferred Securities, Pledged Treasury Consideration or of the Pledged Treasury Securities, as the case may be, as provided by this Section 4.3, the Purchase Contract Agent shall (i) use its best efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, as a result of the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 4.3, and shall deliver such opinion to the Collateral Agent within ten calendar days after the occurrence of such Termination Event, and if (y) the Purchase Contract Agent shall be unable to obtain such opinion within ten calendar days after the occurrence of such Termination Event or (z) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, as provided in this Section 4.3, then the Purchase Contract Agent shall within fifteen calendar days after the occurrence of such Termination Event commence an action or proceeding in the court with jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, as provided by this Section 4.3 or (ii) commence an action or proceeding like that described in clause (i)(z) hereof within ten calendar days after the occurrence of such Termination Event.

            SECTION 4.4. Early Settlement; Merger Early Settlement. Upon written notice to the Collateral Agent by the Purchase Contract Agent that one or more Holders of Securities have elected to effect Early Settlement or Merger Early Settlement of their respective obligations under the Purchase Contracts forming a part of such Securities in accordance with the terms of the Purchase Contracts and the Purchase Contract Agreement (setting forth the number of such Purchase Contracts as to which such Holders have elected to effect Early Settlement or Merger Early Settlement), and that the Purchase Contract Agent has received from such Holders, and paid to the Company as confirmed in writing by the Company, the related Early Settlement

Amounts or Merger Early Settlement Amounts, as the case may be, pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement, and that all conditions to such Early Settlement or Merger Early Settlement, as the case may be, have been satisfied, then the Collateral Agent shall release from the Pledge, (a) Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, in the case of a Holder of Normal Units or
(b) Pledged Treasury Securities, in the case of a Holder of Stripped Units , relating to such Purchase Contracts as to which such Holders have elected to effect Early Settlement or Merger Early Settlement, and shall Transfer all such Pledged Trust Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, free and clear of the Pledge created hereby, to the Purchase Contract Agent for the benefit of the Holders.

            SECTION 4.5. Remarketing; Application of Proceeds; Settlement. (a) Pursuant to the Purchase Contract Agreement, the Purchase Contract Agent shall notify, by 3:00 p.m., New York City time, on the second Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date, as the case may be, the Remarketing Agent and the Collateral Agent of the aggregate number of Trust Preferred Securities comprising part of Normal Units to be remarketed. The Collateral Agent shall deliver, by 10:00 a.m., New York City time, on the first Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date, as the case may be: (i) the Pledged Trust Preferred Securities to be remarketed to the Remarketing Agent for remarketing, without any instruction from Holders of Normal Units, and (ii) upon (a) written notice, pursuant to the Purchase Contract Agreement, from such Holders that have elected to not participate in the remarketing and b) the delivery by such Holders of the Opt-out Treasury Consideration to the Collateral Agent (in substitution for such previously Pledged Trust Preferred Securities the remaining Pledged Trust Preferred Securities), the remaining Pledged Trust Preferred Securities to the Purchase Contract Agent for distribution to such Holders.. The Remarketing Agent will deliver the Agent-purchased Treasury Consideration (as defined in the Purchase Contract Agreement) purchased from the proceeds of the remarketing to the Purchase Contract Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. Upon receipt of the Agent-purchased Treasury Consideration from the Purchase Contract Agent following a successful remarketing, the Collateral Agent, for the benefit of the Company, shall thereupon deposit such Treasury Consideration into the Collateral Account to secure such Holders' obligations under the Purchase Contracts. On the Stock Purchase Date, the Collateral Agent shall apply that portion of the payments received in respect of the Pledged Treasury Consideration equal to the aggregate Stated Amount of the related Normal Units to satisfy in full the obligations of such Holders of Normal Units to pay the Purchase Price under the related Purchase Contracts. The remaining portion of such Proceeds, if any, shall be distributed by the Collateral Agent to the Purchase Contract Agent for prompt payment to such Holders.

            Within three Business Days following a Failed Remarketing, the Trust Preferred Securities delivered to the Remarketing Agent and the Purchase Contract Agent pursuant to Section 4.5(a) shall be returned to the Collateral Agent, together with written notice from the Remarketing Agent of the Failed Remarketing. The Collateral Agent, for the benefit of the Company, shall thereupon deposit such Trust Preferred Securities into the Collateral Account, to secure the Normal Units Holders' obligations under the Purchase Contracts. The Remarketing Agent may make one or more attempts to remarket the Trust Preferred Securities in accordance with the procedures set forth in the Purchase Contract Agreement and the Remarketing

Agreement between the Remarketing Date and the Stock Purchase Date, provided that the requirements of Section 5.2(b)(ii) of the Purchase Contract Agreement have been met. If by the Stock Purchase Date the Remarketing Agent has failed to remarket the Trust Preferred Securities at 100.25% of the Remarketing Value (as described in the Purchase Contract Agreement), the Remarketing Agent shall advise the Collateral Agent in writing that it cannot remarket the related Pledged Trust Preferred Securities of such Holders of Normal Units. The Collateral Agent, for the benefit of the Company will, at the written direction of the Company, retain or dispose of the Pledged Trust Preferred Securities in accordance with applicable law and satisfy in full, from any such disposition or retention, such Holders' obligations to pay the Purchase Price for the Common Stock; provided, that if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Trust Preferred Securities, any accumulated and unpaid distributions on such Trust Preferred Securities will become payable by the Company to the Purchase Contract Agent for payment to the Holder of the Normal Units to which such Trust Preferred Securities relates in accordance with the Purchase Contract Agreement.

            (b) In the event a Holder of Stripped Units has not made an Early Settlement or Merger Early Settlement of the Purchase Contracts underlying its Stripped Units , such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the payments received in respect of the related Pledged Treasury Securities. Without receiving any instruction from any such Holder of Stripped Units , the Collateral Agent shall apply such payments to the settlement of such Purchase Contracts on the Stock Purchase Date. In the event the payments received in respect of the related Pledged Treasury Securities are in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall promptly distribute such excess, when received, to the Purchase Contract Agent for the benefit of the Holders.

            (c) Pursuant to the Remarketing Agreement, on or prior to the second Business Day immediately preceding the Remarketing Date, but no earlier than the Payment Date immediately preceding the Remarketing Date, holders of Separate Trust Preferred Securities may elect to have their Separate Trust Preferred Securities remarketed by delivering their Separate Trust Preferred Securities, together with a notice of such election, substantially in the form of Exhibit D hereto, to the Custodial Agent. The Custodial Agent will hold such Separate Trust Preferred Securities in an account separate from the Collateral Account. A holder of Separate Trust Preferred Securities electing to have its Separate Trust Preferred Securities remarketed will also have the right to withdraw such election by written notice to the Custodial Agent, substantially in the form of Exhibit E hereto, on or prior to the second Business Day immediately preceding the Remarketing Date and any Subsequent Remarketing Date, upon which notice the Custodial Agent will return such Separate Trust Preferred Securities to such holder. On the first Business Day immediately preceding the Remarketing Date, by 10:00 a.m., New York City time, the Custodial Agent shall notify the Remarketing Agent of the number of such Separate Trust Preferred Securities to be remarketed, and, as promptly as reasonably practicable thereafter on the same date, the Custodial Agent will deliver to the Remarketing Agent for remarketing all Separate Trust Preferred Securities delivered (and not withdrawn) to the Custodial Agent pursuant to this Section 4.5(c). The portion of the proceeds from such remarketing equal to the amount calculated in respect of such Separate Trust Preferred Securities as set forth in Section 5.2(b) of the Purchase Contract Agreement will automatically be remitted promptly by the

Remarketing Agent to the Custodial Agent for the benefit of the holders of such Separate Trust Preferred Securities. In addition, after deducting as the remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds of such remarketing, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds, if any, for the benefit of such holders. If, despite using its reasonable best efforts, the Remarketing Agent advises the Custodial Agent in writing that there has been a Failed Remarketing, the Remarketing Agent will promptly return such Trust Preferred Securities to the Custodial Agent for redelivery to such holders. In the event of a dissolution of the Trust and the distribution of the Subordinated Notes as described in the Declaration, all references to "Separate Trust Preferred Securities" in this Section 4.5(c) shall be deemed to be references to Notes which are not pledged hereunder or required to be part of the Collateral.



             ARTICLE V. VOTING RIGHTS -- TRUST PREFERRED SECURITIES

            The Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Trust Preferred Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Purchase Contract Agreement; provided, that the Purchase Contract Agent shall not exercise or, as the case may be, shall not refrain from exercising such right if, in the judgment of the Company, such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Trust Preferred Securities; and provided, further, that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Trust Preferred Securities, including notice of any meeting at which holders of Trust Preferred Securities are entitled to vote or solicitation of consents, waivers or proxies of holders of Trust Preferred Securities, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Trust Preferred Securities (in form and substance satisfactory to the Collateral Agent) as are prepared by the Purchase Contract Agent with respect to the Pledged Trust Preferred Securities.

        ARTICLE VI. RIGHTS AND REMEDIES; DISTRIBUTION OF THE SUBORDINATED
                           NOTES; TAX EVENT REDEMPTION

            SECTION 6.1. Rights and Remedies of the Collateral Agent. (a) In addition to the rights and remedies available at law or in equity, after an event of default hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (or any successor thereto) as in effect in the State of New York from time to time (the "Code") (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Wherever reference is made in this Agreement to any section of the Code, such reference shall be deemed to include a reference to any provision of the Code which is a successor to, or amendment of, such section. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (i) retention of the Pledged Trust Preferred Securities or other Collateral in full satisfaction of the Holders' obligations under the Purchase Contracts or (ii) sale of the Pledged Trust Preferred Securities or other Collateral in one or more public or private sales at the written direction of the Company.

            (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of any Pledged Treasury Consideration or Pledged Treasury Securities as provided in Article III hereof in satisfaction of the obligations of the Holder of the Securities of which such Pledged Treasury Consideration or Pledged Treasury Securities, as applicable, is a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or such Pledged Treasury Consideration, as applicable, and such obligations of such Holder, any and all of the rights and remedies available to a secured party under the Code and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

            (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the Stated Amount of or, cash distributions on, the Pledged Trust Preferred Securities, or (ii) the principal amount of the Pledged Treasury Consideration or Pledged Treasury Securities, subject, in each case, to the provisions of Article III, and as otherwise granted herein.

            (d) The Purchase Contract Agent, individually and as attorney-in-fact for each Holder of Securities, agrees that, from time to time, upon the written request of the Company or the Collateral Agent (acting upon the written request of the Company), the Purchase Contract Agent or such Holder shall execute and deliver such further documents and do such other acts and things as the Company or the Collateral Agent (acting upon the written request of the Company) may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Company or the Collateral Agent (acting upon the written request of the Company) hereunder, except for liability for its own negligent act, its own negligent failure to act, its bad faith or its own willful misconduct.

            SECTION 6.2. Distribution of the Subordinated Notes. Upon the occurrence of a voluntary or involuntary dissolution of the Trust and satisfaction of the liabilities to creditors of the Trust, if any, a principal amount of the Subordinated Notes constituting the assets of the Trust and underlying the Trust Preferred Securities equal to the aggregate Stated Amount of the Pledged Trust Preferred Securities shall be delivered to the Collateral Agent in exchange for the Pledged Trust Preferred Securities. In the event the Collateral Agent receives such Notes in respect of Pledged Trust Preferred Securities upon the occurrence of a voluntary or involuntary dissolution of the Trust, the Collateral Agent shall Transfer such Notes to the Collateral Account in the manner specified herein (including, without limitation, physical delivery thereof as set forth in Section 2.1) for Pledged Trust Preferred Securities to secure the obligations of the Holders of Normal Units to purchase the Company's Common Stock under the related Purchase Contracts. Thereafter, the Collateral Agent shall have such security interests, rights and obligations with respect to such Notes as it had in respect of the Pledged Trust Preferred Securities as provided in Articles II, III, IV, V and VI hereof, and any reference herein to the Trust Preferred Securities or Pledged Trust Preferred Securities shall be deemed to be referring to such Notes.

            SECTION 6.3. Substitutions. Whenever a Holder has the right to substitute Treasury Securities, Trust Preferred Securities or Treasury Consideration, as the case may be, for Collateral held by the Collateral Agent, such substitution shall not constitute a novation of the security interest created hereby.

            SECTION 6.4. Tax Redemption.
                         ---------------

            (a) Tax Event Redemption Prior to the Stock Purchase Date. Upon the occurrence of a Tax Event Redemption prior to the Stock Purchase Date:

            (i) the Property Trustee (or, if the Trust shall have been dissolved, the Indenture Trustee) shall cause the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount to be either (A) deposited into the Collateral Account by federal funds check or wire transfer of immediately available funds and shall notify the Collateral Agent and the Securities Intermediary immediately in writing of such deposit, or (B) distributed directly to Holders of Separate Trust Preferred Securities, if any, directly;

            (ii) the Property Trustee (or, if the Trust shall have been dissolved, the Indenture Trustee) shall deliver to the Collateral Agent and the Securities Intermediary a written notice, substantially in the form of Exhibit C hereto, requesting that the Collateral Agent cause the Securities Intermediary to present the Pledged Treasury Securities, the Pledged Trust Preferred Securities or the Pledged Treasury Consideration, as the case may be, to be redeemed by the Trust by having the Collateral Agent cause the Securities Intermediary to release them from the Pledge and to deliver them to the Property Trustee of the Trust, upon receipt of the funds as set forth in clause (a)(i) of this Section 6.4; and

            (iii) upon confirmation of the deposit of such funds and following written instructions from the Company or the Trust, substantially in the form of Exhibit F, the Collateral Agent shall cause the Securities Intermediary to: (1) release from the Pledge all of the Pledged Treasury Securities, Pledged Trust Preferred Securities or the Pledged Treasury Consideration, as the case may be; (2) Transfer such Pledged Treasury Securities, Pledged Trust Preferred Securities or the Pledged Treasury Consideration to the Purchase Contract Agent for distribution to the Holders of Normal Units or Stripped Units; (3) apply an amount equal to the Redemption Amount of such Redemption Price to purchase the Treasury Portfolio from the Quotation Agent; (4) credit such Treasury

       Portfolio to the Collateral Account and (5) promptly remit the remaining portion of such Redemption Price to the Purchase Contract Agent for payment to the Holders of Normal Units or Stripped Units, free and clear of any lien, pledge or encumbrance;

      provided that:
      --------

            (x) following the occurrence of a Tax Event Redemption prior to the Stock Purchase Date, the Holders of Normal Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest of the Treasury Portfolio as the Holders of Normal Units and the Collateral Agent had in respect of the Trust Preferred Securities or the Treasury Consideration, as the case may be, subject to the Pledge thereof as provided herein, and any references herein to the Trust Preferred Securities shall be deemed to be references to such Treasury Portfolio; and

            (y) the Company may cause to be made in any Normal Units Certificates thereafter to be issued such change in form (but not in substance) as may be appropriate to reflect the winding up, liquidation and termination or dissolution of the Trust and the substitution of the Applicable Ownership Interest of the Treasury Portfolio for Trust Preferred Securities as Collateral.

            (b) Creation of Stripped Units On or After a Tax Event Redemption Prior to the Stock Purchase Date. After the occurrence of a Tax Event Redemption but prior to any winding up, liquidation or termination of the Trust, then any time on or prior to the second Business Day immediately preceding the Stock Purchase Date:

            (i) A Holder of Normal Units shall have the right to substitute Treasury Securities for its Applicable Ownership Interest of the Treasury Portfolio, securing such Holder's obligations under the Purchase Contracts comprising a part of such Normal Units, in integral multiples of 20 Normal Units (or, after a remarketing of the Trust Preferred Securities, in integral multiples of Normal Units such that Treasury Securities to be deposited and the applicable Treasury Consideration to be released are in integral multiples of $1,000) by:

                  (A) Transferring to the Securities Intermediary for credit to the Collateral Account Treasury Securities, having an aggregate principal amount equal to its Applicable Ownership Interest of the Treasury Portfolio;

                  (B) delivering such Normal Units to the Purchase Contract Agent; and

                  (C) delivering to the Purchase Contract Agent a written
            notice, substantially in the form of Exhibit A hereto, (I) stating that such Holder has Transferred Treasury Securities to the Securities Intermediary for the benefit of the Collateral Agent pursuant to clause (A) above (stating the principal amount, the maturities and the CUSIP numbers of the Treasury Securities Transferred by such Holder) and (II) requesting that the Purchase Contract Agent instruct the Securities Intermediary to release from the Pledge such Applicable Ownership Interest of the Treasury Portfolio and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (ii) Upon confirmation that such Treasury Securities have been credited to the Collateral Account and notice from the Holder, the Purchase Contract Agent shall promptly deliver a written notice to the Collateral Agent and the Securities Intermediary, substantially in the form of Exhibit B hereto, requesting that the Collateral Agent cause the Securities Intermediary to promptly release from the Pledge such Applicable Ownership Interest of the Treasury Portfolio and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (iii) Upon receipt of such Treasury Securities and the notice from the Purchase Contract Agent, the Collateral Agent shall cause the Securities Intermediary to promptly release from the Pledge the Applicable Ownership Interest of the Treasury Portfolio and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for the distribution to the Holder.

            (c) Reestablishment of Normal Units on or after a Tax Event Redemption. If a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Normal Units, then at any time on or prior to the second Business Day immediately preceding the Stock Purchase Date:

                  (i) A Holder of Stripped Units shall have the right to reestablish Normal Units, consisting of the Purchase Contracts and the Treasury Portfolio, in integral multiples of 20 Normal Units, by:

                  (A) Transferring to the Securities Intermediary for credit to the Collateral Account an Applicable Ownership Interest of the Treasury Portfolio equal to the value of the Pledged Treasury Securities to be released;

                  (B) delivering the Stripped Units to the Purchase Contract Agent; and

                  (C) delivering to the Purchase Contract Agent a written
            notice, substantially in the form of Exhibit A hereto; (I) stating that such Holder has Transferred such Applicable Ownership Interest to the Securities Intermediary for benefit of the Collateral Agent pursuant to clause (A) above and (II) requesting that that the Purchase Contract Agent instruct the Securities Intermediary to release from the Pledge the Pledged Treasury Securities related to such Stripped Units and Transfer the same, free and clear of any liens, claims and encumbrances, to the Purchase Contract Agent for distribution to the Holder.

            (ii) Upon confirmation that such Applicable Ownership Interest of the Treasury Portfolio has been credited to the Collateral Account and notice from the Holder, the Purchase Contract Agent shall promptly deliver a written notice to the Collateral Agent and the Securities Intermediary, substantially in the form of Exhibit B hereto, requesting that the Collateral Agent cause the Securities Intermediary to promptly release from the Pledge such Treasury Securities and Transfer the same, free and clear of any lien, pledge or encumbrance, to the Purchase Contract Agent for distribution to the Holder.

            (iii) Upon receipt of such Applicable Ownership Interest of the Treasury Portfolio and notice from the Purchase Contract Agent, the Collateral Agent shall cause the Securities Intermediary to promptly release from the Pledge such Pledged Treasury Securities and Transfer the same, free and clear of any liens, pledges or encumbrances, to the Purchase Contract Agent for distribution to such Holder.

             ARTICLE VII. REPRESENTATIONS AND WARRANTIES; COVENANTS

            SECTION 7.1. Representations and Warranties. The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represent and warrant to the Collateral Agent, which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral that:

            (a) such Holder has the power to grant a security interest in and lien on the Collateral;

            (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Section 2.1 hereof;

            (c) upon the Transfer of the Collateral to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any Intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Section 2.2 hereof); and

            (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Section 2.1 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

            SECTION 7.2. Covenants. The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

            (a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

            (b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the pledge hereunder, transferred in connection with the Transfer of the Securities.

       ARTICLE VIII. THE COLLATERAL AGENT, CUSTODIAL AGENT AND SECURITIES
                                  INTERMEDIARY

            SECTION 8.1. Appointment, Powers and Immunities. The Collateral Agent shall act as Agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Each of the Collateral Agent, the Custodial Agent and the Securities Intermediary: (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against any of them, nor shall any of them be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof; (b) shall not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Securities or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent), the Securities or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, existence, validity, perfection or maintenance of any security interest created hereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder (except in the case of the Collateral Agent, pursuant to directions furnished under Section 8.2 hereof, subject to Section 8.6 hereof); (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence, bad faith or willful misconduct; and (e) shall not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, the Securities or other property deposited hereunder. Subject to the foregoing, during the term of this Agreement, the Collateral Agent shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder.

            No provision of this Agreement shall require the Collateral Agent, the Custodial Agent or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary be liable for any amount in excess of the value of the Collateral or for indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, arising in connection with this Agreement, whether or not the likelihood of such loss or damage was known to the Collateral Agent, Custodial Agent, or the Securities Intermediary. Notwithstanding the foregoing, the Collateral Agent, the Custodial Agent, the Purchase Contract Agent and Securities Intermediary, each in its individual capacity, hereby waive any right of setoff, bankers lien, liens or perfection rights as securities intermediary or any counterclaim with respect to any of the Collateral.

            The Collateral Agent, Custodial Agent and Securities Intermediary shall have no liability whatsoever for the action or inaction of the Book-Entry System or any Clearing Corporation. In no event shall the Book-Entry System or any Clearing Corporation be deemed an agent or subcustodian of the Collateral Agent, Custodial Agent and Securities Intermediary. The Collateral Agent, Custodial Agent and Securities Intermediary shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; inability or obtain labor, material, equipment or transportation.

            SECTION 8.2. Instructions of the Company. The Company shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement and (ii) the Collateral Agent, the Custodial Agent and the Securities Intermediary shall receive indemnity satisfactory to it as provided herein. Nothing in this Section 8.2 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

            SECTION 8.3. Reliance by Collateral Agent. Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled conclusively to rely upon any certification, order, judgment, opinion, notice or other communication (including, without limitation, any thereof by telephone, facsimile, e-mail or similar electronic means) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein), and upon opinions, advice and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

            SECTION 8.4. Rights in Other Capacities. The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any Holder of Securities and any holder of Separate Trust Preferred Securities (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent, any Holder of Securities or any holder of Separate Trust Preferred Securities without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself (and waives any right of set-off or banker's lien with respect to) and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral and the Collateral shall not be commingled with any other assets of any such Person.

            SECTION 8.5. Non-Reliance on Collateral Agent. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Securities of this Agreement, the Purchase Contract Agreement, the Securities or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Securities. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall not have any duty or responsibility to provide the Company or the Remarketing Agent with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent, any Holder of Securities or any holder of Separate Trust Preferred Securities (or any of their respective subsidiaries or affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

            SECTION 8.6. Compensation and Indemnity. The Company agrees: (i) to pay each of the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by each of them hereunder and (ii) to indemnify the Collateral Agent, the Custodial Agent and the Securities Intermediary for, and to hold each of them harmless from and against, any loss, liability or reasonable expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its powers and duties under this Agreement, including the reasonable costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim or liability in connection with the exercise or performance of such powers and duties or collecting such amounts. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the indemnified party, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld.

            SECTION 8.7. Failure to Act. In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, at its sole option, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and neither the Collateral Agent, the Custodial Agent nor the Securities Intermediary shall be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either (i) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, or (ii) the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, shall have received security or an indemnity satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, sufficient to save the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, harmless from and against any and all loss, liability or reasonable expense which the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, may incur by reason of its acting without bad faith, willful misconduct or gross negligence. The Collateral Agent, the Custodial Agent or the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, may deem necessary. Notwithstanding anything contained herein to the contrary, neither the Collateral Agent, the Custodial Agent nor the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

            SECTION 8.8. Resignation of Collateral Agent, Custodial Agent or Securities Intermediary. Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below, (a) the Collateral Agent, the Custodial Agent and the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Securities,
(b) the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed at any time by the Company and (c) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent or the Securities Intermediary may be removed by the Purchase Contract Agent. The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (c) of the immediately preceding sentence. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be. If no successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's giving of notice of resignation or such removal, then the retiring Collateral Agent, Custodial Agent or

Securities Intermediary, as the case may be, may at the Company's expense petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be. Each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Section 8.8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent hereunder shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Custodial Agent and the Securities Intermediary.

            SECTION 8.9. Right to Appoint Agent or Advisor. The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the opinion or advice of, such agents or advisors selected in good faith. The appointment of agents (other than legal counsel) pursuant to this Section 8.9 shall be subject to prior consent of the Company, which consent shall not be unreasonably withheld.

            SECTION 8.10. Survival. The provisions of this Article VIII shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

            SECTION 8.11. Exculpation. Anything in this Agreement to the contrary notwithstanding, in no event shall any of the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, employees or agents be liable under this Agreement to any third party for indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them, incurred without any act or deed that is found to be attributable to gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, incurred without any act or deed that is found to be attributable to gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

                              ARTICLE IX. AMENDMENT

            SECTION 9.1. Amendment Without Consent of Holders. Without the consent of any Holders or the holders of any Separate Trust Preferred Securities, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company; or

            (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company so long as such covenants or such surrender do not adversely affect the validity, perfection or priority of the security interests granted or created hereunder; or

            (3) to evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Custodial Agent, Securities Intermediary or Purchase Contract Agent; or

            (4) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

            SECTION 9.2. Amendment with Consent of Holders. With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, by Act of said Holders delivered to the Company, the Purchase Contract Agent or the Collateral Agent, as the case may be, the Company, when duly authorized, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security adversely affected thereby,

            (1) change the amount or type of Collateral underlying a Security (except for the rights of holders of Normal Units to substitute the Treasury Securities for the Pledged Trust Preferred Securities or the Pledged Treasury Consideration, as the case may be, or the rights of Holders of Stripped Units to substitute Trust Preferred Securities or the appropriate Treasury Consideration, as applicable, for the Pledged Treasury Securities), impair the right of the Holder of any Security to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

            (2) otherwise effect any action that would require the consent of the Holder of each Outstanding Security affected thereby pursuant to the Purchase Contract Agreement if such action were effected by an agreement supplemental thereto; or

            (3) reduce the percentage of Purchase Contracts the consent of whose Holders is required for any such amendment.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 9.3. Execution of Amendments. In executing any amendment permitted by this Section, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent shall receive and (subject to Section 6.1 hereof, with respect to the Collateral Agent, and Section 7.1 of the Purchase Contract Agreement, with respect to the Purchase Contract Agent) shall be fully protected in relying upon, an Opinion of Counsel and Officers' Certificate stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied and, in the case of an amendment pursuant to Section 9.1, that such amendment does not adversely affect the validity, perfection or priority of the security interests granted or created hereunder.

            SECTION 9.4. Effect of Amendments. Upon the execution of any amendment under this Article IX, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

            SECTION 9.5. Reference to Amendments. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for outstanding Certificates.

                            ARTICLE X. MISCELLANEOUS

            SECTION 10.1. No Waiver. No failure on the part of any party hereto or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any party hereto or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            SECTION 10.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF NEW YORK. Without limiting the foregoing, the above choice of law is expressly agreed to by the Securities Intermediary, the Collateral Agent, the Custodial Agent and the Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, in connection with the establishment and maintenance of the Collateral Account. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Securities, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary and the Holders from time to time of the Securities, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            SECTION 10.3. Notices. Unless otherwise stated herein, all notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at its name and address below or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice or notice transmitted by telecopier, upon receipt, in each case given or addressed as aforesaid.

            Raytheon Company
            141 Spring Street
            Lexington, Massachusetts 02421
            Attention:  Corporate Secretary
            Telephone: (781) 860-2103

            Bank One Trust Company, N.A.,
            153 West 51st Street
            New York, NY 10019
            Attention: Corporate Trust Services Division
            Telecopy:  (212) 373-1384

            The Bank of New York
            101 Barclay Street, Floor 21 West
            New York, New York 10286
            Attention:  Corporate Trust Administration
            Telecopy: (212) 815-5915

            SECTION 10.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Securities, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

            SECTION 10.5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

            SECTION 10.6. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            SECTION 10.7. Expenses, Etc. The Company agrees to reimburse the Collateral Agent, the Securities Intermediary and the Custodial Agent for: (a) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary and the Custodial Agent (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Securities Intermediary and the Custodial Agent), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;
(b) all reasonable costs and expenses of the Collateral Agent (including, without limitation, reasonable fees and expenses of counsel) in connection with
(i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Securities to satisfy its obligations under the Purchase Contracts forming a part of the Securities and (ii) the enforcement of this
Section 10.7; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby.

            SECTION 10.8. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Securities or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of Securities under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

            (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

            SECTION 10.9. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    RAYTHEON COMPANY



                                    By: /s/ Richard A. Goglia
                                        ------------------------------
                                         Name:  Richard A. Goglia
                                         Title: Vice President and Treasurer

                                    Address for Notices:

                                    Raytheon Company
                                    141 Spring Street
                                    Lexington, Massachusetts 02421
                                    Attention:  Corporate Secretary
                                    Telephone: (781) 860-2103

                                    BANK ONE TRUST COMPANY, N.A.,
                                    as Collateral Agent, Custodial Agent and as Securities Intermediary



                                    By: /s/ Steve M. Husbands
                                        ------------------------------
                                         Name:  Steve M. Husbands
                                         Title: Vice President

                                    Address for Notices:

                                    Bank One Trust Company, N.A.,
                                    153 West 51st Street
                                    New York, NY 10019
                                    Attention: Corporate Trust Services
                                    Division
                                    Telecopy:  (212) 373-1140

                                    THE BANK OF NEW YORK, as
                                    Purchase Contract Agent


                                    By: /s/ Kisha A. Holder
                                        ------------------------------
                                         Name:  Kisha A. Holder
                                         Title: Assistant Treasurer

                                    Address for Notices:

                                    The Bank of New York
                                    101 Barclay Street, Floor 21 West
                                    New York, New York 10286
                                    Attention:  Corporate Trust Administration
                                     Telecopy: (212) 815-5915

                                                                       EXHIBIT A

               INSTRUCTION FROM HOLDER TO PURCHASE CONTRACT AGENT

   PURSUANT TO SECTION 4.1(a)(i)(C), 4.1(b)(i)(C), 4.2(a)(i)(C), 4.2(b)(i)(C),
                          6.4(b)(i)(C) or 6.4(c)(i)(C)

The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286
Attention:  Corporate Trust Administration

             Re:  8.25% Equity Security Units of Raytheon Company and RC Trust I
                  --------------------------------------------------------------

            The undersigned Holder hereby notifies you that, pursuant to Section ___ of the Pledge Agreement, dated as of May 9, 2001 (the "Pledge Agreement"), between Raytheon Company (the "Company"), The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent") and Bank One Trust Company, N.A., as Collateral Agent (the "Collateral Agent"), Securities Intermediary (the "Securities Intermediary") and Custodial Agent, it has delivered to the Securities Intermediary for credit to the Collateral Account [$_______ aggregate principal amount of Treasury Securities (CUSIP No. _____)][$_______ aggregate stated liquidation amount of Trust Preferred Securities][ $_____ principal amount of Treasury Consideration (CUSIP No. _____)][$__ aggregate principal amount of Subordinated Notes][the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be] [$_______ aggregate principal amount of Subordinated Notes] in exchange for the related [Pledged Trust Preferred Securities][Pledged Treasury Consideration] [Pledged Treasury Securities] [the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio][$___ in aggregate principal amount of Pledged Treasury Securities, in integral multiples of 20 Stripped Units] held by the Securities Intermediary in the Collateral Account for the Collateral Agent, in accordance the Pledge Agreement.

            The undersigned Holder hereby instructs you, as Purchase Contract Agent, to instruct the Securities Intermediary to release to you on behalf of the undersigned Holder the [Pledged Trust Preferred Securities][Pledged Treasury Consideration] [Pledged Treasury Securities][appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio][Pledged Trust Securities] related to such [Normal Units] [Stripped Units ].

      Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:______________________

                                   Signature Guarantee: ______________________

Please print name and address of Registered Holder:


     ------------------------------          ------------------------------
                                            Social Security or other Taxpayer

                  Name
                                              Identification Number, if any
     ------------------------------
                Address

     ------------------------------
     ------------------------------

                                                                       EXHIBIT B

                 INSTRUCTION FROM PURCHASE CONTRACT AGENT TO

                 COLLATERAL AGENT AND SECURITIES INTERMEDIARY

       PURSUANT TO SECTION 4.1(a)(ii), 4.1(b)(ii), 4.2(a)(ii), 4.2(b)(ii),
                            6.4(b)(ii) or 6.4(c)(ii)


Bank One Trust Company, N.A.
153 West 51st Street
New York, NY 10019
Attention: Corporate Trust Services Division

             Re:  8.25% Equity Security Units of Raytheon Company and RC Trust I
                  --------------------------------------------------------------

            We hereby notify you in accordance with Section ____ of the Pledge Agreement, dated as of May 9, 2001, (the "Pledge Agreement") among Raytheon Company (the "Company"), Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary, and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units ] from time to time, that the holder of securities listed below (the "Holder") has elected to substitute [$_______ aggregate principal amount of Treasury Securities (CUSIP No. _____)][$_______ aggregate stated liquidation amount of Trust Preferred Securities][ $_____ principal amount of Treasury Consideration (CUSIP No. _____)][$__ aggregate principal amount of Subordinated Notes][the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be] [$_______ aggregate principal amount of Subordinated Notes] in exchange for the related [Pledged Trust Preferred Securities][Pledged Treasury Consideration] [Pledged Treasury Securities] [the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio][$___ in aggregate principal amount of Pledged Treasury Securities, in integral multiples of 20 Stripped Units] held by the Securities Intermediary in the Collateral Account (as defined in the Pledge Agreement) in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has Transferred [Treasury Securities] [Trust Preferred Securities or the Treasury Consideration] to the Securities Intermediary, for the benefit of the Collateral Agent.

            We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Trust Preferred Securities or Pledged Treasury Consideration][such Applicable Ownership Interest], to release the [Trust Preferred Securities or the Treasury Consideration] [Treasury Securities] related to such [Normal Units] [Stripped Units ] to us in accordance with the Holder's instructions.

            Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:______________________              THE BANK OF NEW YORK, as Purchase
                                         Contract Agent and not in its
                                         individual capacity

                                         By:  _______________________

                                         Title:_________________________

            Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Trust Preferred Securities or Treasury Consideration] for the [Pledged Trust Preferred Securities or the Pledged Treasury Consideration] [Pledged Treasury Securities]:


     ------------------------------        -----------------------------------
                  Name                      Social Security or other Taxpayer
                                             Identification Number, if any

     ------------------------------
                Address

     ------------------------------
     ------------------------------

                                                                       EXHIBIT C

                      INSTRUCTION FROM PROPERTY TRUSTEE TO

                  COLLATERAL AGENT AND SECURITIES INTERMEDIARY

                         PURSUANT TO SECTION 6.4(a)(ii)

Bank One Trust Company, N.A.
153 West 51st Street
New York, NY 10019
Attention: Corporate Trust Services Division

            Re:  8.25% Equity Security Units of Raytheon Company and RC Trust I
                 --------------------------------------------------------------


            We hereby notify you in accordance with Section 6.4(a)(iii) of the Pledge Agreement, dated as of May 9, 2001, (the "Pledge Agreement") among Raytheon Company (the "Company"), Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary, and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the [Property Trustee][Indenture Trustee] has caused the Redemption Price payable on a Tax Event Redemption Date with respect to the Applicable Principal Amount to be deposited into the Collateral Account in exchange for the related Pledged Trust Preferred Securities held by the Securities Intermediary in the Collateral Account in accordance with the Pledge Agreement and has delivered to us a notice to that effect.

      We hereby instruct you, upon receipt of such Redemption Price, to present the [Pledged Treasury Securities][Pledged Trust Preferred Securities][Pledged Treasury Consideration] to be redeemed by the Trust by having the Collateral Agent cause the Securities Intermediary to release them from the Pledge and to deliver them to the Property Trustee of the Trust.

            Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:                                    THE BANK OF NEW YORK, as Trustee and
     --------------------------          not in its individual capacity

                                         By:
                                             --------------------------


                                         Title:
                                               --------------------------

                                                                       EXHIBIT D


                   INSTRUCTION FROM HOLDER TO CUSTODIAL AGENT

                              REGARDING REMARKETING

Bank One Trust Company, N.A.
153 West 51st Street
New York, NY 10019
Attention: Corporate Trust Services Division

               Re:  7.00% Preferred Securities of RC Trust I
                    ----------------------------------------

            The undersigned hereby notifies you in accordance with Section 4.5(c) of the Pledge Agreement, dated as of May 9, 2001 (the "Pledge Agreement"), among the Company, yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent, and The Bank of New York, as Purchase Contract Agent and as attorney-in-fact for the Holders of Normal Units and Stripped Units from time to time, that the undersigned elects to deliver $__________ stated liquidation amount of Trust Preferred Securities for delivery to the Remarketing Agent on the first Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date for remarketing pursuant to Section 4.5(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Trust Preferred Securities tendered hereby.

            The undersigned hereby instructs you, upon receipt of the proceeds of such remarketing from the Remarketing Agent, net of amounts payable to the Remarketing Agent in accordance with the Pledge Agreement, to deliver such proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of Failed Remarketing, upon receipt of the Trust Preferred Securities tendered herewith from the Remarketing Agent, to be delivered to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

            With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Trust Preferred Securities tendered hereby and that the undersigned is the record owner of any Trust Preferred Securities tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any Trust Preferred Securities tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of Section 4.5(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
     --------------------------
                                         By:
                                            --------------------------
                                         Name:
                                              --------------------------
                                         Signature Guarantee:
                                                             -------------------


     ------------------------------
                  Name                       -------------------------------
                                            Social Security or other Taxpayer
                Address                       Identification Number, if any

     ------------------------------
     ------------------------------

A.    PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s)
       ----------------------------------------
                    (Please Print)

Address
       ----------------------------------------
                    (Please Print)

-----------------------------------------------

-----------------------------------------------
                   (Zip Code)

-----------------------------------------------
(Tax Identification or Social Security Number)

B.    DELIVERY INSTRUCTIONS

            In the event of a Failed Remarketing, Trust Preferred Securities which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)
       ---------------------------------------
                  (Please Print)

Address
       ---------------------------------------
                  (Please Print)

----------------------------------------------

----------------------------------------------
                  (Zip Code)

----------------------------------------------
(Tax Identification or Social Security Number)

            In the event of a Failed Remarketing, Trust Preferred Securities which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

                             --------------------------------------------------
                                             DTC Account Number

               Name of Account Party:
                                     ------------------------------------------

                                                                       EXHIBIT E

              INSTRUCTION FROM HOLDER TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING

Bank One Trust Company, N.A.
153 West 51st Street
New York, NY 10019
Attention: Corporate Trust Services Division

                Re:  7.00% Preferred Securities of RC Trust I
                     ----------------------------------------

            The undersigned hereby notifies you in accordance with Section 4.5(c) of the Pledge Agreement, dated as of May 9, 2001 (the "Pledge Agreement"), among the Raytheon Company (the "Company"), yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent and The Bank of New York, as Purchase Contract Agent and as attorney-in-fact for the Holders of Normal Units and Stripped Units from time to time, that the undersigned elects to withdraw the $_____ aggregate stated liquidation amount of Trust Preferred Securities delivered to the Custodial Agent on ___________, 200[_] for remarketing pursuant to Section 4.5(c) of the Pledge Agreement. The undersigned hereby instructs you to return such Trust Preferred Securities to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 4.5(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
     -------------------------

                                    By:
                                       --------------------------------------

                                    Name:
                                         ------------------------------------

                                     Title:
                                           ----------------------------------

                                    Signature Guarantee:
                                                        -----------------------


   ------------------------------         ----------------------------------
                Name                      Social Security or other Taxpayer
                                           Identification Number, if any
   ------------------------------
               Address
   ------------------------------
   ------------------------------

A.    DELIVERY INSTRUCTIONS

            In the event of a Failed Remarketing, Trust Preferred Securities which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)
       ----------------------------------
                (Please Print)

Address
       ----------------------------------
                (Please Print)

-----------------------------------------

-----------------------------------------
                 (Zip Code)

-------------------------------------------
      (Tax Identification or Social Security Number)

            In the event of a Failed Remarketing, Trust Preferred Securities which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

                             --------------------------------------------------
                                             DTC Account Number

                 Name of Account Party:
                                       ----------------------------------------

                                                                       EXHIBIT F

                      INSTRUCTION FROM COMPANY OR TRUST TO

                  COLLATERAL AGENT AND SECURITIES INTERMEDIARY

                         PURSUANT TO SECTION 6.4(a)(ii)

Bank One Trust Company, N.A.
153 West 51st Street
New York, NY 10019
Attention: Corporate Trust Services Division

            Re:   8.25% Equity Security Units of Raytheon Company and RC Trust I
                  --------------------------------------------------------------


            Pursuant to Section 6.4(a)(iii) of the Pledge Agreement, dated as of May 9, 2001 (the "Pledge Agreement"), among the Raytheon Company (the "Company"), yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent and The Bank of New York, as Purchase Contract Agent and as attorney-in-fact for the Holders of Normal Units and Stripped Units from time to time, the undersigned hereby directs the Collateral Agent, upon confirmation of the deposit of $_______________ to the Collateral Account, which funds are the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount, to cause the Securities Intermediary to:

  (1) release from the Pledge all of the Pledged Treasury Securities, Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be;

  (2) Transfer all of such Pledged Treasury Securities, Pledged Trust Preferred Securities or Pledged Treasury Consideration, as the case may be, to the Purchase Contract Agent for distribution to the Holders of Normal Units or Stripped Units;

  (3) apply $_________________ (which amount is equal to the Redemption Amount of such Redemption Price) to purchase __________________ (describe securities to be purchased with particularity, including amount, maturity, CUSIPs, etc.), which shall comprise the Treasury Portfolio from _________________, who is the Quotation Agent;

  (4) upon such purchase, credit the Treasury Portfolio to the Collateral Account; and

  (5) promptly remit $___________________, which is the remaining portion of such Redemption Price to the Purchase Contract Agent for payment to the Holders of Normal Units or Stripped Units, free and clear of any lien, pledge or encumbrance.

Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date: _________________________

                                    [RAYTHEON COMPANY][RC TRUST I]

                                    By:
                                       --------------------------------------

                                    Name:
                                         ------------------------------------

                                    Title:
                                          -----------------------------------












                                       F-2